Prospectus Supplement

John Hancock Funds II

Supplement dated April 6, 2018 to the current Prospectus (the “Prospectus”), as may be supplemented

John Hancock Technical Opportunities Fund (the “fund”)

Effective at the close of business on June 29, 2018 (the effective date), Frank L. Teixeira, CMT, CFA will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Teixeira as a portfolio manager of the fund will be removed from the Prospectus. Following the effective date, David Lundgren, CMT, CFA will continue as portfolio manager of the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated April 6, 2018 to the current Statement of Additional Information (the “SAI”), as may be supplemented

John Hancock Technical Opportunities Fund (the “fund”)

Effective at the close of business on June 29, 2018 (the effective date), Frank L. Teixeira, CMT, CFA will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Teixeira as a portfolio manager of the fund will be removed from the SAI. Following the effective date, David Lundgren, CMT, CFA will continue as portfolio manager of the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.